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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 11, 2000




                            MOHAWK INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                         01-19826                      52-1604305
   --------                         --------                      ----------
(State or other                 (Commission File                (IRS Employer
Jurisdiction of                      Number)                 Identification No.)
 Incorporation)



              160 South Industrial Blvd., Calhoun, Georgia 30701
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         (Address, including zip code, of principal executive offices)

                                (706) 629-7721
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             (Registrant's telephone number, including area code)
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Item 5.   Other Events
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          On October 11, 2000, Mohawk Industries, Inc. ("Mohawk") issued a press release announcing the purchase of assets from Crown Craft's Woven Division. A copy of such press release is included as an exhibit to this report and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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       C. Exhibits

          99.1 Press Release dated October 11, 2000
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Mohawk Industries, Inc.



Date: October 11, 2000                     By: /s/ Frank H. Boykin
                                               -------------------
                                                   Frank H. Boykin
                                                   Corporate Controller
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                               INDEX TO EXHIBITS
                               -----------------

Exhibit
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99.1  Press Release dated October 11, 2000